UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017
 _____________________________________________________________________

Swift Transportation Company

(Exact name of registrant as specified in its charter)
 _____________________________________________________________________

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)

(602) 269-9700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On March 8, 2017, Swift Transportation Company (the "Company") held a mid-first quarter conference call, providing an update on certain operating metrics for the periods January 2017 and February 2017. As of March 8, 2017, we believe that if we are able to execute on the previously disclosed operational countermeasures, and if March 2017 continues to strengthen for the remainder of the month, we could get into the low end of our previously provided EPS ranges for the first quarter, which were $0.11 to $0.16 for GAAP Diluted EPS and $0.13 to $0.18 for Adjusted EPS. Expected amortization of the intangibles from the Company's 2007 going-private transactions is added back to the quarterly 2017 expected Diluted EPS to arrive at Adjusted EPS. At this time, we are maintaining our guidance for the second quarter of 2017, likely leaning towards the lower end of that range, but we will provide additional color and updates as the quarter unfolds.

The transcript of the mid-first quarter conference call is attached hereto as Exhibit 99.1. The information contained herein and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information furnished in Item 7.01 of this report on Form 8-K, including Exhibit 99.1, shall be deemed to be "furnished" and therefore shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

This Current Report on Form 8-K and the attached transcript contain statements that may constitute forward-looking statements, which are based on information currently available, usually defined by words such as "anticipates," "believes," "estimates," "plans," "projects," "expects," "hopes," "intends," "will," "could," "should," "may," or similar expressions which speak only as of the date the statement was made. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning:

•	our estimated ranges of GAAP Diluted EPS and Adjusted EPS for the first two quarters of 2017;

•	our expectation that the first half of 2017 will be challenging for our company and the industry as a whole;

•	that the second half of 2017 will improve as the ELD mandate draws near;

•	our belief that anticipated strategy improvements, leaner cost infrastructure, and improving market conditions will help our profitability in the future;

•	our belief that increased competition for drivers is prevalent across the industry;

•	that we do not expect to repurchase any of our shares of common stock during the first half of 2017;

•	our belief that there are synergistic opportunities in operating the grocery and Swift Refrigerated lines of business more closely together;

•	our expectation that the results of the first quarter of 2017 will be worse than originally expected for our Truckload segment;

•
projections regarding first quarter 2017 revenue xFSR per loaded mile in our Truckload and Refrigerated segments, weekly revenue xFSR per truck in our Dedicated segment, and volumes in our Truckload and Intermodal segments;

•	projections regarding the nature, amount, and timing of changes in truck count; and

•	that network density will enable growth and operational efficiencies in our Intermodal segment.

Such forward-looking statements are inherently uncertain, and are based upon the current beliefs, assumptions and expectations of Company management and current market conditions, which are subject to significant risks and uncertainties, as set forth in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2016. As to the Company's business and financial performance, the following factors, among others, could cause actual results to materially differ from those in forward-looking statements:

•
economic conditions, including future recessionary economic cycles and downturns in customers’ business cycles, particularly in market segments and industries in which we have a significant concentration of customers;

•	increasing competition from trucking, rail, intermodal, and brokerage competitors;

•	our ability to execute or integrate any future acquisitions successfully;

•	increases in driver compensation to the extent not offset by increases in freight rates and difficulties in driver recruitment and retention;

•	additional risks arising from our contractual agreements with owner-operators that do not exist with Company drivers;

•	our ability to retain or replace key personnel;

•	our dependence on third parties for intermodal and brokerage business;

•	potential failure in computer or communications systems;

•	seasonal factors such as severe weather conditions that increase operating costs;

•	the regulatory environment in which we operate, including existing regulations and changes in existing regulations, or violations by us of existing or future regulations;

•	the possible re-classification of owner-operators as employees;

•	changes in rules or legislation by the National Labor Relations Board, Congress, or states, and/or union organizing efforts;

•	our Compliance Safety Accountability rating;

•	government regulation with respect to our captive insurance companies;

•	uncertainties and risks associated with our operations in Mexico;

•	a significant reduction in, or termination of, our trucking services by a key customer;

•	our significant ongoing capital requirements;

•	volatility in the price or availability of fuel, as well as our ability to recover fuel prices through our fuel surcharge program;

•	fluctuations in new and used equipment prices or replacement costs, and the potential failure of manufacturers to meet their sale and trade-back obligations;

•	the impact that our leverage may have on the way we operate our business and our ability to service our debt, including compliance with our debt covenants;

•	restrictions contained in our debt agreements;

•	adverse impacts of insuring risk through our captive insurance companies, including our need to provide restricted cash and similar collateral for anticipated losses;

•	potential volatility or decrease in the amount of earnings as a result of our claims exposure through our captive insurance companies and third-party insurance;

•	the potential impact of the significant number of shares of our common stock that is eligible for future sale;

•	goodwill impairment;

•	that we do not currently pay dividends;

•	the significant amount of our stock owned by Jerry Moyes and the related control over the Company;

•	related-party transactions between the Company and Jerry Moyes; and

•
conflicts of interest or potential litigation that may arise from other businesses owned by controlling shareholder and board member, Jerry Moyes, including pledges of Swift stock and guarantees by Jerry Moyes related to other businesses.

Important factors, in addition to those listed above and in our filings with the SEC, could impact us financially. As a result of these and other factors, actual results may differ from those set forth in the forward-looking statements, and the prices of the Company's securities may dramatically fluctuate. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events, new information or changes in these expectations, except as required by law.

ITEM 8.01 OTHER EVENTS

During the first quarter of 2017, Swift Transportation Company (the “Company”) reorganized its reportable segments to reflect management’s revised reporting structure of its Dedicated and Refrigerated (formerly “Swift Refrigerated”) reportable segments.  In association with the reorganization, the operations of our dedicated grocery line of business, which previously was reported within the Company’s Dedicated segment, will now be reported within the Company's Refrigerated segment.  This will result in all of our temperature-controlled lines of business reporting under the Refrigerated segment.

As a result of the above-noted segment reorganization, on March 8, 2017, the Company posted on its website schedules providing recast quarterly financial information and operating statistics by segment, which reflect these changes as if the segment reorganization was effective January 1, 2015.  These schedules recast the financial information and operating statistics for the quarterly periods ended March 31, 2015 through December 31, 2016 and for the years ended December 31, 2015 and 2016.  The quarterly historical schedules are attached to this Current Report as Exhibit 99.2 through Exhibit 99.4 and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Q1 Mid-first Quarter Conference Call Transcript, Dated March 8, 2017

Exhibit 99.2	Quarterly Financial Information by Segment (Unaudited) for the Two-year Period Ended December 31, 2016

Exhibit 99.3	Quarterly Operating Statistics by Reportable Segment (Unaudited) for the Two-Year Period Ended December 31, 2016

Exhibit 99.4	Non-GAAP Reconciliation: Quarterly Adjusted Operating Ratio by Reportable Segment (Unaudited) for the Two-Year Period Ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swift Transportation Company
(Registrant)

Date:	March 8, 2017	/s/ Virginia Henkels
Virginia Henkels
Executive Vice President and Chief Financial Officer

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